Exhibit 10.27

AMENDMENT No.1 OF THE COMMERCIAL LEASE OF 10TH MARCH 2008

BETWEEN THE UNDERSIGNED:

The company HVB Immoblien Verwaltungs Gmbh & Co, Paris 4 KG., limited partnership, of which the head office is in Munich (D-80333) (Germany), Maffeistrasse 3, registered on the commercial register of Munich under number HRA 76519, owner of the building,

Named the “LESSOR” in this deed,

Having as an intermediary “CONSTRUCTA ASSET MANAGEMENT”, limited company with capital of 2 592 816 Euros, of which the head office is located at 73, Rue de Miromesnil PARIS 8ême Arrondissement, registered under number RCS PARIS 424 387 223, chaired by CONSTRUCTA and represented by Mr Thierry MARTIN acting as Deputy Chief Executive Officer.

On the one hand,

AND:

HOMELIDAYS, simplified stock company with capital of 91 110 Euros, registered under number 432 287 209, having its head office at 19 Rue Martel in Paris in the 10th Arrondissement, represented by its chairman, Mr Florent MAMMELLE hereby duly authorised for the purposes described herein.

Named the “LESSEE”, in this deed,

On the other hand,

THE FOLLOWING HAS BEEN STATED AND AGREED

STATEMENT

1.)

The company HVB Immoblien Verwaltungs Gmbh & Co, Paris 4 KG., limited partnership, of which the head office is in Munich (D-80333) (Germany), Maffeistrasse 3, registered on the commercial register of Munich under number HRA 76519 agreed by act private of signature on 10th March 2008 to a commercial lease subject to the decree of 30th September 1953, taking effect on 1st April 2008 to terminate on 31st March 2017 concerning “the leased premises” (described in article 1: Description) of a floor-space of around 219m² in building A on the 2nd floor and 615 m² in building B on the ground, first, second and third floors within the property Sis au 47 bis Rue des Vinaigriers in Paris 10th Arrondissement – to the HOMELIDAYS company, HOMELIDAYS, simplified stock company with capital of 91 110 Euros, registered on the register of commerce and trade in Paris under number 432 287 209.

2.)	The Lessee approached the Lessor to lease additional archive-space.

THE FOLLOWING HAS BEEN STATED AND AGREED

ARTICLE 1: DESCRIPTION OF THE ADDITIONAL LEASED PREMISES

The parties agree, with this AMENDMENT NO.1, to add to the initial leased premises

Premises for archive use on the 1st basement level with a floor-space of 25m²

The premises leased by the Lessee are broken down as follows:

• Building B		615 m²

• Ground Floor	60 m²

• 1st Floor	185 m²

• 2nd Floor	185 m²

• 3rd Floor	185 m²

• Building A on the 2nd Floor		219 m²

• A parking space – on 1st basement level NO.59.

ARTICLE 2: START-DATE FOR AMENDMENT NO.1

This amendment NO.1 shall take effect on 1st December 2008.

It is expressly agreed by the parties that the signing of this amendment NO.1 has no bearing on the initial duration of the lease.

ARTICLE 3: RENT

For the additional leased premises this amendment has been agreed and accepted in return for an additional annual rent excluding taxes and charges of €4 375.00 (four-thousand three-hundred and seventy-five euros) with the benchmark index for 3rd quarter of 2007 standing at 1443.

As a result of this, the rent excluding taxes and charges for the Lease and for the Amendment NO.1 is €297 475 (two hundred and ninety-seven thousand four-hundred and seventy-five euros) starting from 1st December 2008.

ARTICLE 4: INDEXATION AND REVISION OF RENT

The benchmark index for that of the 3rd quarter of 2007 stands at the value of 1443

The first annual indexation will thus intervene on 1st April 2009.

ARTICLE 5: GUARANTEE DEPOSIT

The Lessee pledges to pay to the Lessor upon signing this document, the sum of 1093.75 (one-thousand and ninety-three euros and seventy-five cents), corresponding to three months’ rent of the additional floor-space excluding taxes and charges as a guarantee deposit.

The overall amount for the guarantee deposit will thus be 74 368.75 (seventy-four thousand three-hundred and sixty-eight euros and seventy-five cents).

The other clauses in the lease remain unchanged.

Signed with three original copies in Paris on 18 November 2008

The Lessor	The Lessee

/s/ Constructa Asset Management	/s/ Homelidays